Exhibit 10.4(b)
FIRST AMENDMENT
TO THE
AMENDED AND RESTATED SPLIT-DOLLAR AGREEMENT

        This FIRST AMENDMENT is made and entered into effective as of January 27, 2020 (the “Effective Date”), by and between The Park National Bank, a national banking association (the “Bank”), and Matthew R. Miller (“Insured”).

RECITALS

        WHEREAS, the Bank and Insured executed the Amended and Restated Split-Dollar Agreement effective as of August 4, 2015 (the “Agreement”); and

        WHEREAS, the Bank desires to update the life insurance policies listed on Exhibit C of the Agreement.

AGREEMENTS

NOW, THEREFORE, the Bank and Insured do hereby agree to amend the Agreement as follows:

1.Section 1 of the Agreement is deleted in its entirety and the following is substituted therefor so that restated Section 1 of the Agreement reads as follows: “This Agreement pertains to the life insurance policies (collectively, the “Policy”) listed on Exhibit C attached hereto and made a part hereof.”

2. Exhibit C to the Agreement is deleted in its entirety and a restated Exhibit C is substituted therefor, which contains updated life insurance policies as listed thereon and which restated Exhibit C is attached to this FIRST AMENDMENT as page 2 hereof.

3. Except as specifically amended by this FIRST AMENDMENT, the Agreement shall remain in full force and effect as prior to this FIRST AMENDMENT.

        IN WITNESS OF THE ABOVE, the Bank and Insured have executed this FIRST AMENDMENT to be effective on the Effective Date.

Insured:	The Park National Bank

/s/ Matthew R. Miller	/s/ Brady T. Burt
Matthew R. Miller	Chief Financial Officer

EXHIBIT C

ENDORSED POLICIES

MATTHEW R. MILLER

The Amended and Restated Split-Dollar Agreement, made and entered into effective as of August 4, 2015, as amended by the FIRST AMENDMENT thereto made and entered into effective as of January 27, 2020 (the “Agreement”), pertains to the life insurance policies (collectively, the “Policy”) listed on this Exhibit C, attached to and made a part of the Agreement:

Insurer: The Guardian Life Insurance Company of America

Policy number: U021173

Insurer: Minnesota Life Insurance Company

           Policy number: 2975132W

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